Exhibit 99.1

American Addiction Centers Names Stephen Ebbett Chief Digital & Marketing Officer

BRENTWOOD, Tenn., Sep. 5, 2018 /PRNewswire/—AAC Holdings, Inc. (NYSE: AAC) has announced the hiring of Stephen Ebbett as its Chief Digital & Marketing Officer, reporting to Chairman & Chief Executive Officer, Michael Cartwright.

Ebbett will lead American Addiction Centers’ outreach to those seeking recovery from alcoholism, addiction and co-occurring mental health disorders. As part of his duties, Ebbett will oversee operation of AAC’s Recovery Brands websites that provide news, information and discussion forums for the recovery community.

“Today’s announcement is a continuation of AAC’s efforts to develop industry-leading ways to connect with those who’ve found the courage to seek help,” Cartwright said. “Stephen’s wealth of experience in engaging consumers through digital channels makes him a great fit, as increasingly, the path to recovery starts online.”

Prior to joining AAC, Ebbett served as Chief Digital Officer of Assurant, an international, consumer-oriented provider of housing and lifestyle protection products. He has a wealth of experience in collaborating with companies across the digital spectrum, including leading search engines and clients in the retail, insurance, telecommunications and banking industries.

“Searching for help with addiction requires courage, and finding help should be as seamless as possible, especially in a digital landscape that is always evolving and can be confusing for individuals,” Cartwright said. “Under Stephen’s leadership, we’ll continue to explore ways to help those who are seeking freedom from addiction and to honor their willingness to change. And we’ll do this in a way that, hopefully, elevates the addiction treatment industry as a whole.”

About American Addiction Centers

American Addiction Centers is a leading provider of inpatient and outpatient substance abuse treatment services. We treat clients who are struggling with drug addiction, alcohol addiction and co-occurring mental/behavioral health issues. We currently operate substance abuse treatment facilities located throughout the United States. These facilities are focused on delivering effective clinical care and treatment solutions. For more information, please find us at AmericanAddictionCenters.org or follow us on Twitter.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this release. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning AAC Holdings, Inc.‘s (collectively with its subsidiaries; “AAC Holdings” or the “Company”) possible or assumed future results of operations, including descriptions of the Company’s revenue, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) our inability to effectively operate our facilities; (ii) our reliance on our sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates (or failure to pay) by certain third-party payors for inpatient and outpatient services and point-of-care and definitive lab testing; (iv) our failure to successfully achieve growth through acquisitions and de novo projects; (v) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of an acquisition; (vi) our failure to achieve anticipated financial results from contemplated and prior acquisitions; (vii) a disruption in our ability to perform diagnostic laboratory services; (viii) maintaining compliance with applicable regulatory authorities, licensure and permits to operate our facilities and laboratories; (ix) a disruption in our business and reputational and economic risks associated with civil claims by various parties; (x) inability to meet the covenants in our loan documents or lack of borrowing capacity; (xi) our inability to effectively integrate acquired facilities; and (xii) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018, and other filings with the Securities and Exchange Commission. As a result of these factors, we cannot assure you that the forward-looking statements in this release will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

Media Contact:

Joy Sutton

(615) 587-7728

JSutton@ContactAAC.com